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                        TERMINATION AGREEMENT AND RELEASE


         This Termination Agreement dated March ___, 2006, by and between REIT Americas, Inc., a Maryland corporation (the "REIT") and Mortgage Capital Corporation of America, LLC, an Arizona limited liability company ("MCCA") and all of the undersigned assignees of MCCA as set forth in Schedule 1 hereof and on the signature page hereto.

         WHEREAS, the parties entered into a Letter of Intent dated September 30, 2002 ("LOI") whereby MMCA was going to provide REIT with real estate assets which were to have a value of not less than $41,000,000 and an expected Closing Date of November 2002; and

         WHEREAS, in exchange for the contribution of real estate assets, the REIT was to deliver 800,000 shares to MCCA or its assignees (the "Shares"); and

         WHEREAS, the REIT never delivered the Shares but did record the Shares on its internal books to the assignees of MCCA as set forth on Schedule 1 hereof (the "Assignees"); and

         WHEREAS, in order to amicably resolve any issues and avoid future disputes, the undersigned have all agreed to waive any and claims they may have against each other and acknowledge the Shares shall be canceled as void ab initio on the books and records of the Company .

         NOW, THEREFORE, for good and valuable good consideration:

         1. TERMINATION OF LOI. All parties acknowledge that the LOI is terminated and of no further force and effect and that no party shall have any obligation to any other party arising from any term, covenant or agreement of the LOI.

         2. CANCELLATION OF SHARES. Each party hereby acknowledges that MCCA and each of its Assignees never had any right or claim to the Shares and hereby waive any and all claims each had or may have, now or in the future, against the Shares. Each party hereby acknowledges and agrees that the Shares will be canceled of record and returned to the treasury of the REIT.

         3. RELEASE OF REIT. Each of MCCA and the Assignees and their respective heirs, successors, assigns, shareholders, directors, officers, employees, agents, and any corporations, partnerships or other entities owned or controlled by them and any parents, subsidiaries, and affiliated companies, hereby forever releases and discharges the REIT, its successors or assigns, shareholders, directors, officers, employees, agents, and any corporations, partnerships or other entities owned or controlled by it and any of its subsidiaries and affiliated companies from any and all claims each has or may have against REIT now or in the future arising out of the LOI or the cancellation of the Shares. Each of MCCA and the Assignees specifically acknowledge that this release extinguishes all claims against REIT, whether past or present, known or unknown, foreseen or unforeseen, without regard to whether such claims are liquidated or contingent,

                                      B-5
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                  accrued or unaccrued, or whether based upon contract, equity, tort, statutory violation, rule of the court, including claims that were or could or might have been asserted by MCCA or the Assignees with respect to the LOI or the Shares.

         4. RELEASE OF MCCA. REIT hereby releases and discharges MCCA, their heirs, successors or assigns, from any and all claims REIT has or may have against MCCA arising from the LOI. REIT specifically acknowledges that this release extinguishes all claims against MCCA, whether past or present, known or unknown, foreseen or unforeseen, without regard to whether such claims are liquidated or contingent, accrued or unaccrued, or whether based upon contract, equity, tort, statutory violation, rule of the court, including claims that were or could or might have been asserted by REIT with respect to the LOI.


         5. NO ADMISSION OF LIABILITY. By entering into this Agreement, the Parties to this Agreement do not admit to any liability to the other Party, and each denies liability. This Agreement does not constitute any admission by either Party of any liability on the merits of any claim or defense which has been or could have been asserted by the other Party.

         6. EACH PARTY TO BEAR ITS OWN COSTS. Each Party shall bear its own costs and attorneys' fees relative to the settlement of this matter.

         7. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the Parties on the matters covered. Any agreement, statement, or promise made by any Party, or by any employee, officer, or agent of any Party, as to the matters covered in the Agreement which is not in writing and signed by both Parties shall not be binding.

         8. COUNTERPARTS. This Agreement may be executed in one or more counterparts which together will compromise a binding contract even though all signatures may not appear on the same document. Facsimile signatures shall be deemed as legally binding as original signatures for all purposes.

         9. CHOICE OF LAW. This Agreement is entered into the State of Florida and shall be construed and enforced in accordance with the Laws of the State of Florida and all actions arising hereunder shall be brought in the venue of Palm Beach County, Florida, and each party hereto hereby consents to jurisdiction in Palm Beach County, Florida.

         10. SEVERABILITY OF PROVISIONS. Any provisions of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such provision or unenforceability without invalidating the remainder provisions of this Agreement.

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REIT AMERICAS, INC



By:_______________________
James Sellers



Mortgage Capital Corporation of America, LLC


By:______________________
Greg Harrington, Managing Member



----------------------

Greg Harrington



----------------------

Chad M. Harrington



----------------------

Mary D. Cozza



----------------------

Sheila P. Dunning



----------------------

Scott Gulbranson



----------------------

Robert K. Rehm



----------------------

Ronald Tanet

Razor Realty Consultants, LLC



By:______________________

Greg Harrington, Manager



Penthouse Franchise Group, LLC



By:______________________

Greg Harrington, Manager



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                                   SCHEDULE 1

                          LIST OF HOLDERS OF THE SHARES



Chad M. Harrington                 119,699

Mary D. Cozza                      119,699

Sheila P. Dunning                  119,699

Scott Gulbranson                   100,602

Robert K. Rehm                      60,000

Ronald Tanet                       100,602

Razor Realty Consultants, LLC       60,000

Penthouse Franchise Group, LLC     119,699